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                                                            OMB APPROVAL
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                                                     OMB Number:      3235-0060
                      UNITED STATES                  Expires:      May 31, 2003
            SECURITIES AND EXCHANGE COMMISSION       Estimated average burden
                  Washington, D.C. 20549             hours per response....1.25
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 1, 2002
                                                   -----------------------------
                               Register.com, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-29739                   11-3239091
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

              575 8th Avenue, 11th Floor, New York, New York 10018
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------


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          (Former name or former address, if changed since last report)

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Item 5:  Other Events.

         On February 1, 2002, Register.com, Inc. ("Register.com") announced a recommended cash offer by a wholly-owned Register.com subsidiary for the outstanding shares of Virtual Internet plc ("Virtual Internet").

         Consummation of the offer is subject to a number of conditions, including acceptance by holders of not less than 90 per cent of Virtual Internet shares.

         A press release dated February 1, 2002 announcing the transaction is incorporated by reference herein and is filed as Exhibit 99.1 to this report.


Item 7:  Financial Statements and Exhibits

         (c)      Exhibits

         99.1     Press Release dated February 1, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  REGISTER.COM, INC.
                                     -------------------------------------------
                                                     (Registrant)

          February 4, 2002                        /s/ Jack S. Levy
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                Date                 Jack S. Levy, General Counsel and Secretary

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                                  EXHIBIT INDEX

  Exhibit Number                          Description

       99.1              Press Release dated February 1, 2002